Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Non-current deferred tax assets:
Accruals and others	¥ 15,393	$ 2,232	¥ 18,124
Net operating loss carry forwards	483,092	70,042	657,571
Carryforwards of deductible advertising expenses	11,349	1,645	11,321
Allowance for doubtful accounts	246,930	35,801	252,605
Subtotal	756,764	109,720	939,621
Less: valuation allowance	(756,764)	(109,720)	(939,621)	$ (136,232)	¥ (1,332,721)	¥ (1,246,296)
Total non-current deferred tax assets, net	0	0	0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(1,741)	(252)	(2,382)
Total non-current deferred tax liabilities, net	¥ (1,741)	$ (252)	¥ (2,382)